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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Celsion Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CELSION CORPORATION

10220-L OLD COLUMBIA ROAD
COLUMBIA, MARYLAND 21046-2364

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD FRIDAY, MAY 15, 2009

To Our Stockholders:

        Notice is hereby given that the annual meeting (the "Annual Meeting") of the stockholders of Celsion Corporation, a Delaware corporation (the "Company"), will be held at 10:00 a.m., local time, on Friday, May 15, 2009 at the Baltimore Marriott Waterfront, 700 Aliceanna Street, Baltimore, MD 21202 for the following purposes, all as more fully described in the accompanying Proxy Statement:

  (1)
  To elect one Class II Director, to serve until the Annual Meeting of Stockholders in 2012 and until his successor is duly elected and qualified;

  (2)
  To consider and vote upon an amendment to the Certificate of Incorporation, as amended, of the Company to decrease the number of authorized shares of stock;

  (3)
  To ratify the selection of Stegman & Company as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2009;

  (4)
  To consider and vote upon a proposal to adjourn the Annual Meeting to another time or place for the purpose of soliciting additional proxies, if proposed; and

  (5)
  To consider and act upon any other matters that may properly come before the Annual Meeting and any adjournment or postponement thereof.

        The close of business on March 24, 2009 has been fixed as the record date for the determination of stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on March 24, 2009 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

        All stockholders are cordially invited to attend the Annual Meeting. However, whether or not you expect to attend in person, please complete, sign, date and return the enclosed Proxy Card as promptly as possible in the envelope provided for that purpose. Returning your Proxy Card will ensure your representation and help to ensure the presence of a quorum at the Annual Meeting. Your proxy is revocable, as set forth in the accompanying Proxy Statement. Therefore, you may attend the Annual Meeting and vote your shares in person even if you send in your Proxy Card.

By Order of the Board of Directors
/s/ SEAN F. MORAN Secretary

April 1, 2009
Columbia, Maryland

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on May 15, 2009. The Proxy Statement and our 2008 Annual Report to Security Holders on Securities and Exchange Commission Form 10-K are available at www.proxyvote.com.

WHETHER OR NOT YOU INTEND TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE,
SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED
PRE-ADDRESSED AND POSTAGE-PAID ENVELOPE OR SUBMIT YOUR VOTE VIA
THE INTERNET AT www.proxyvote.com OR BY PHONE AT 1-800-690-6903.

CELSION CORPORATION

PROXY
STATEMENT

CELSION CORPORATION

PROXY STATEMENT

INTRODUCTION

        This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Celsion Corporation, a Delaware corporation (sometimes referred to in this Proxy Statement as the "Company", "Celsion", "we" or "us"), for exercise at the annual meeting of stockholders (the "Annual Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders, to be held on May 15, 2009. We are first sending this Proxy Statement, accompanying Proxy Card, Notice of Annual Meeting of Stockholders and Annual Report on Securities and Exchange Commission ("SEC") Form 10-K for the fiscal year ended December 31, 2008 (our "2008 Annual Report on Form 10-K") to our stockholders on or about April 7, 2009.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on May 15, 2009. The Proxy Statement and our 2008 Annual Report to Security Holders on Securities and Exchange Commission Form 10-K are available at www.proxyvote.com.

        We are an innovative oncology drug development company focused on improving treatment for those suffering with highly aggressive and difficult to treat forms of cancer. We are working to develop and commercialize more efficient, effective, targeted chemotherapeutic oncology drugs based on our proprietary heat-activated liposomal technology.

        Our principal executive offices are located at 10220-L Old Columbia Road, Columbia, Maryland 21046-2391, and our telephone numbers are (410) 290-5390 and (800) 262-0394 (toll free).

INFORMATION ABOUT THE ANNUAL MEETING

Date, Time and Place of the Annual Meeting

        Our 2009 Annual Meeting will be held at 10:00 a.m., local time, on Friday, May 15, 2009 at the Baltimore Marriott Waterfront, 700 Aliceanna Street, Baltimore, MD 21202.

Who May Attend the Annual Meeting

        Only stockholders who own our common stock, par value $0.01 per share (our "Common Stock"), as of the close of business on March 24, 2009, the record date for the Annual Meeting (the "Record Date"), will be entitled to attend the Annual Meeting. In the discretion of management, we may permit certain other individuals to attend the Annual Meeting, including members of the media and our employees.

Who May Vote

        Each share of our Common Stock outstanding on the Record Date entitles the holder thereof to one vote on each matter submitted to the stockholders at the Annual Meeting. Only stockholders who own our Common Stock as of the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 10,156,350 shares of our Common Stock issued and outstanding.

How to Vote

        If you were a stockholder as of the Record Date, you are entitled to vote at the Annual Meeting, and we encourage you to attend and vote in person. HOWEVER, WHETHER OR NOT YOU INTEND TO ATTEND THE ANNUAL MEETING, THE BOARD OF DIRECTORS REQUESTS

THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN ORDER TO ENSURE THE PRESENCE OF A QUORUM. A pre-addressed and postage-paid return envelope is enclosed for your convenience. Alternatively, you may cast your vote via the internet at www.proxyvote.com or by phone by calling 1-800-690-6903.

        If your shares are held in the name of a bank, broker, or other holder of record, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a broker's proxy card and bring it to the Annual Meeting in order to vote.

Voting by Proxy

        If you vote by proxy, the individuals named on the proxy, or their substitutes, will vote your shares in the manner you indicate. If you date, sign, and return the proxy card without indicating your instructions, your shares will be voted as follows:

  •
  For the election of the Class II nominee for director to serve until the Annual Meeting of Stockholders in 2012 and until his successor is duly elected and qualified;

  •
  For the approval of the amendment to our Certificate of Incorporation, as amended (the "Certificate of Incorporation"), to decrease the number of authorized shares of all classes of stock from 250,100,000 to 75,100,000 and the number of authorized shares of common stock from 250,000,000 to 75,000,000;

  •
  For the ratification of the appointment of Stegman & Company as our independent registered public accounting firm for 2009;

  •
  For the proposal to adjourn the Annual Meeting to another time or place for the purpose of soliciting additional proxies, if proposed; and

  •
  In the discretion of the proxy holder on any other matter that properly comes before the Annual Meeting.

        You may revoke or change your proxy at any time before it is exercised by delivering to us a signed proxy with a date later than your previously delivered proxy, by voting in person at the Annual Meeting, or by sending a written revocation of your proxy addressed to our Secretary at our principal executive office. Your most current proxy card is the one that will be counted.

Quorum Requirement

        A quorum is necessary to hold a valid meeting. The presence, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting constitutes a quorum for the transaction of business. Abstentions and broker non-votes are counted as present for purposes of establishing a quorum. A "broker non-vote" occurs when a broker, bank or other holder of record holding shares for a beneficial owner properly executes and returns a proxy without voting on a particular proposal because such holder of record does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

Vote Requirements

        The election of the Class II Director at the Annual Meeting will be by plurality of the votes cast. This means that the director nominee receiving the greatest number of votes cast, in person or by proxy, by the holders of Common Stock in the election of the Class II Director, will be elected. Stockholders may not cumulate their votes in electing directors. Stockholders entitled to vote at the Annual Meeting may either vote "FOR" the nominee for election as a director or may "WITHHOLD

AUTHORITY" for the nominee. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominee named below. If a stockholder withholds authority to vote with respect to the nominee for director, the shares held by that stockholder will be counted for purposes of establishing a quorum, but will have no effect on the election of the nominee. Broker non-votes will have no effect on the election of the nominee.

        Stockholders may vote "FOR" or "AGAINST" or may "ABSTAIN" on Proposal 2, to amend the Certificate of Incorporation to decrease the number of authorized shares of all classes of stock from 250,100,000 to 75,100,000 and the number of authorized shares of common stock from 250,000,000 to 75,000,000 (the "Amendment"). The affirmative vote of the holders of a majority of the outstanding shares will be required to approve the Amendment. Abstentions and broker non-votes will have the same effect as a vote against Proposal 2.

        Stockholders may also vote "FOR" or "AGAINST" or may "ABSTAIN" on Proposal 3, to ratify the selection of Stegman & Company as the Company's independent registered public accounting firm for the year ending December 31, 2009. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the proposal will be required to ratify the selection of Stegman & Company. Abstentions will have the same effect as a vote against Proposal 3, but broker non-votes will have no effect on Proposal 3.

        Stockholders may also vote "FOR" or "AGAINST" or may "ABSTAIN" on Proposal 4, to adjourn the Annual Meeting to another time or place for the purpose of soliciting additional proxies, if proposed. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the proposal will be required to adjourn the Annual Meeting, if proposed. Abstentions will have the same effect as a vote against Proposal 4, but broker non-votes will have no effect on Proposal 4.

Other Matters

        Our Board of Directors knows of no other matters that may be presented for stockholder action at the Annual Meeting. It is not anticipated that other matters will be brought before the Annual Meeting. If other matters do properly come before the Annual Meeting, or any adjournments or postponements thereof, however, persons named as proxies will vote upon them in their discretion.

Information about the Proxy Statement and the Solicitation of Proxies

        The enclosed proxy is solicited by our Board of Directors and we will bear the costs of preparing, assembling, printing and mailing this Proxy Statement, accompanying Proxy Card, Notice of Annual Meeting of Stockholders and the Company's 2008 Annual Report on Form 10-K, as well as any additional materials that we may furnish to stockholders in connection with the Annual Meeting. Copies of our solicitation materials will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of stock held in the names of such nominees. We will, upon request, reimburse those parties for their reasonable expenses in forwarding proxy materials to their beneficial owners. The solicitation of proxies will be by mail and direct communication with certain stockholders or their representatives by our officers, directors and employees, who will receive no additional compensation therefor.

Annual Report

        Our 2008 Annual Report on Form 10-K is being mailed to stockholders together with this Proxy Statement and contains financial and other information about Celsion, including audited financial statements for our fiscal year ended December 31, 2008. A copy of our 2008 Annual Report on Form 10-K, as filed with the SEC (but excluding exhibits), is available on our website and additional copies may be obtained without charge, upon written request directed to the Corporate Secretary, Celsion Corporation, 10220-L Old Columbia Road, Columbia, Maryland 21046-2391.

Householding of Annual Meeting Materials

        Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our Proxy Statement or 2008 Annual Report on Form 10-K may have been sent to multiple stockholders in your household. The Company will promptly deliver a separate copy of either document to you if you write or call the Company at the following address or telephone number:

  10220-L Old Columbia Road
  Columbia, Maryland 21046-2364
  Attention: Corporate Secretary
  (410) 290-5390

        If you would like to receive separate copies of the Company's Annual Report and Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact the Company at the address and telephone number set forth above.

        PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED PRE-ADDRESSED AND POSTAGE-PAID ENVELOPE AS PROMPTLY AS POSSIBLE OR SUBMIT YOUR VOTE VIA THE INTERNET AT www.proxyvote.com OR BY PHONE AT 1-800-690-6903.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company's Common Stock as of March 31, 2009 by:

  •
  each person or group known by us to own beneficially more than 5% of the outstanding Common Stock;

  •
  each of our directors and the director nominee, as well as each executive officer named in the Summary Compensation Table appearing under the heading "Executive Compensation"; and

  •
  our directors and executive officers as a group.

        We determine beneficial ownership in accordance with the rules of the SEC. Unless otherwise indicated, the persons included in the table have sole voting and investment power with respect to all shares beneficially owned thereby. Shares of Common Stock subject to options that are currently exercisable or that become exercisable within 60 days of March 31, 2009 are treated as outstanding and beneficially owned by the holder of such options. However, these shares are not treated as outstanding for purposes of computing the percentage ownership of any other person.

NUMBER OF SHARES OF COMMON STOCK BENEFICIALLY OWNED

NAME OF BENEFICIAL OWNER*	NUMBER OF SHARES OF COMMON STOCK BENEFICIALLY OWNED(1)	PERCENT OF SHARES OF COMMON STOCK OUTSTANDING(2)
Ironwood Investment Management, LLC(3)	1,214,930	11.96%
Max E. Link(4)	196,280	1.93%
Gary W. Pace(5)	69,014	**
Gregory Weaver(6)	50,342	**
Augustine Chow(7)	38,333	**
Michael H. Tardugno(8)	175,084	1.72%
Nicholas Borys(9)	47,751	**
Directors and Executive Officers as a group (7 persons)(10)	615,137	6.06%

*
The address of each of the persons named, other than Ironwood Investment Management, LLC, is c/o Celsion Corporation, 10220-L Old Columbia Road, Columbia, MD 21046-2391.

**
Less than 1%.

(1)
Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)
Based on 10,156,350 shares of Common Stock outstanding as of March 31, 2009.

(3)
Based on a Schedule 13G/A filed with the SEC on February 13, 2009, Ironwood Investment Management, LLC has sole voting power and sole dispositive power with respect to all of its shares. Its address is 21 Custom House Street, Suite 240, Boston, MA 02110.

(4)
Includes 73,718 shares of Common Stock underlying options currently exercisable or exercisable within 60 days of March 31, 2009.

(5)
Includes 42,784 shares of Common Stock underlying options currently exercisable or exercisable within 60 days of March 31, 2009.

(6)
Includes 40,342 shares of Common Stock underlying options currently exercisable or exercisable within 60 days of March 31, 2009.

(7)
Includes 38,333 shares of Common Stock underlying options currently exercisable or exercisable within 60 days of March 31, 2009.

(8)
Includes 126,250 shares of Common Stock underlying options currently exercisable or exercisable within 60 days of March 31, 2009.

(9)
Includes 33,751 shares of Common Stock underlying options currently exercisable or exercisable within 60 days of March 31, 2009.

(10)
Includes 388,511 shares of Common Stock underlying options currently exercisable or exercisable within 60 days of March 31, 2009.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file reports regarding ownership and changes in ownership of such equity securities with the SEC. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish to us copies of all reports that they file pursuant to Section 16(a). Based solely on our review of the copies of such forms furnished between January 1, 2008 and December 31, 2008, or with respect to our fiscal year ended December 31, 2008, and on our discussions with directors and executive officers, we believe that, during the fiscal year ended December 31, 2008, all applicable Section 16(a) filing requirements were met.

CODE OF ETHICS

        The Company has adopted a Code of Ethics and Business Conduct applicable to its directors, officers (including its Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and other officers performing similar functions) and employees. This Code of Ethics constitutes a code of ethics applicable to senior financial officers within the meaning of the Sarbanes-Oxley Act of 2002 and SEC rules. A copy of the Code of Ethics and Business Conduct was filed as Exhibit 14.1 to the Company's Annual Report on Form 10-K for the year ended September 30, 2003. It is available on the Company's website at http://www.celsion.com and any stockholder may obtain a copy by making a written request to the Company's Corporate Secretary, 10220-L Old Columbia Road, Columbia, MD 21046-2391. In the event of any amendments to or waivers of the terms of the Code of Ethics, such matters will be posted promptly on the Company's website.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

GENERAL

        The Company's Certificate of Incorporation provides that the number of directors that constitutes the Board of Directors is to be fixed by, or in the manner provided in, our Bylaws, as amended (the "Bylaws"). The Certificate of Incorporation also provides that the Board of Directors is to be divided into three classes, designated as Class I, Class II and Class III, and it is the Company's practice to have such classes as even in size as possible. The Company's Bylaws provide that the Board of Directors is to consist of between three and nine directors, with the exact number to be fixed by action of the Board of Directors. The current number of directors has been fixed by the Board of Directors at seven, although currently, there are only five directors serving.

        The Board of Directors has nominated Dr. Gary Pace to stand for re-election to the Board of Directors as a Class II Director, with a term expiring at the 2012 annual meeting of stockholders and with the election and qualification of his successor. The proxies named in the Proxy Card provided with this Proxy Statement intend to vote "FOR" the election of Dr. Pace unless otherwise instructed. If you do not wish your shares to be voted for Dr. Pace, you must so indicate by marking the "WITHHOLD AUTHORITY" box on the Proxy Card against Dr. Pace in which event your shares will not be voted for Dr. Pace. In the event that Dr. Pace becomes unavailable, which is not expected, the designated proxies will vote in their discretion for a substitute nominee, or the Board may reduce the number of directors.

        THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE NOMINEE FOR DIRECTOR AND UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEE.

 DIRECTORS AND EXECUTIVE OFFICERS

        Set forth below is certain information regarding the Company's current directors and the nominee (who is also currently serving as a director), as well as the Company's non-director executive officers.

NAME	AGE	POSITION(S)	CLASS
Max E. Link	68	Chairman, Director	III
Michael H. Tardugno	58	President, Chief Executive Officer, and Director	III
Gary W. Pace	61	Director	II
Gregory Weaver	52	Director	I
Augustine Chow	57	Director	I
Nicholas Borys	50	Vice President and Chief Medical Officer
Sean F. Moran	51	Senior Vice President, Chief Financial Officer, and Secretary

        Following are the biographical summaries for the nominee proposed for election as a Class II Director and for the Class II and Class III Directors of the Company at the Annual Meeting.

Class II Director Nominee (If elected, term would expire in 2012)

        Dr. Gary W. Pace.    Dr. Pace has served as a director of the Company since 2002. He is currently a consultant and Director of QRxPharma Ltd (ASX:QRX), and a director of ResMed (NYSE:RMD), Transition Therapeutics Inc. (CDNX:TTH), and Peplin Ltd (ASX:PEP). From 2002 to 2007, Dr. Pace was Founder, Chairman and Chief Executive Officer of QRxPharma Pty Ltd and from 1995 to 2001, he was President and Chief Executive Officer of RTP Pharma and from 2000 to 2002, Dr. Pace was Chairman and Chief Executive Officer of Waratah Pharmaceuticals Inc., a spin-off company from RTP Pharma. From 1993 to 1994, he was the founding President and Chief Executive Officer of Transcend Therapeutics Inc. (formerly Free Radical Sciences Inc.), a biopharmaceutical company. From 1989 to 1993, he was Senior Vice president of Clintec International, Inc., a Baxter/Nestle joint venture and manufacturer of clinical nutritional products. Dr. Pace holds a B.S. with honors from the University of New South Wales and a Ph.D. from MIT.

Continuing Class I Directors (Term expires in 2011)

        Mr. Gregory Weaver.    Mr. Weaver has been a director of the Company since 2005. In February 2009 Mr. Weaver was appointed Chief Financial Officer and Senior Vice President of Poniard Pharmaceuticals, Inc., a biopharmaceutical company focused on the development and commercialization of oncology products. Prior to that from April 2007, Mr. Weaver served as Chief Financial Officer of Talyst, Inc., a healthcare IT company in Bellevue, Washington. Prior to that he served as Senior Vice President and Chief Financial Officer of Sirna Therapeutics (NASDAQ:RNAI), an RNAI therapeutics company from February 2006 until the sale of the firm to Merck, Inc. in December 2006. From April 2002 through September 2005, Mr. Weaver was Chief Financial Officer and Corporate Secretary of Nastech Pharmaceutical Company (NASDAQ: NSTK), a public drug delivery company. From April 1999 to April 2002, Mr. Weaver was Chief Financial Officer of Ilex Oncology Inc. (NASDAQ: ILXO), a public cancer drug development company, and from 1996 to 1998, he was the Chief Financial Officer of medical device manufacturer, Prism Technologies. Early in his career, Mr. Weaver, held increasingly senior positions with Fidelity Capital and Harte-Hanks (NYSE: HHS) in the publishing industry. He began his career with Andersen LLP. Mr. Weaver has also served as a director and chairman of the audit committee of SCOLR Pharmaceuticals (Amex: DDD) from 2007 until March 2009. Mr. Weaver earned his MBA from Boston College and B.S. in accounting from Trinity University and was a certified public accountant.

        Dr. Augustine Chow.    Dr. Augustine Chow was appointed to the Board of Directors in March 2007. Dr. Chow has served as the Chief Executive Officer of Harmony Asset Limited since 1996, a publicly listed investment company specializing in China and Hong Kong. From 1990-1998, Dr. Chow was the Chief Executive Officer of Allied Group of Companies based in Hong Kong. Prior to this, Dr. Chow held increasingly senior positions with Brunswick Corporation and Outboard Marine Corporation. Dr. Chow has held numerous directorships of listed and non-listed companies, principally in Hong Kong, China and the UK. He has also participated and managed over fifty direct investments in China. Dr. Chow holds a M.Sc. from London Business School, a Ph.D. in Transfer of Technology from the University of South Australia, a DBA in Internet Research from Southern Cross University, and an Engineering Doctorate in Commercialization of Radical Innovation from the City University of Hong Kong.

Continuing Class III Directors (Term expires in 2010)

        Dr. Max E. Link.    Dr. Link has served as a director of the Company since 1997 and has been the Chairman of the Board of Directors since October 2001. Dr. Link currently provides consulting and advisory services to a number of pharmaceutical and biotechnology companies. From 1993 to 1994, Dr. Link served as Chief Executive Officer of Corange, Ltd., a life science company that was subsequently acquired by Hoffman-LaRoche. From 1971 to 1993, Dr. Link served in numerous positions with Sandoz Pharma AG, culminating in his appointment as Chairman of their Board of Directors in 1992. From 2001 to 2003, Dr. Link served as Chairman and Chief Executive Officer of Centerpulse Ltd. Dr. Link currently serves on the Boards of Directors of Alexion Pharmaceuticals, Inc. (Nasdaq:ALXN) and Discovery Laboratories, Inc. (Nasdaq:DSCO). Dr. Link holds a Ph.D. in Economics from the University of St. Gallen (Switzerland).

        Mr. Michael H. Tardugno.    Mr. Tardugno was appointed President and Chief Executive Officer of the Company on January 3, 2007 and was elected to the Board of Directors on January 22, 2007. Prior to joining the Company and for the period from February 2005 to December 2006, Mr. Tardugno served as Senior Vice President and General Manager of Mylan Technologies Inc, a subsidiary of Mylan Laboratories. Before Mylan, from 1998 to 2005, Mr. Tardugno was Executive Vice President of Songbird Hearing, Inc. From 1996 to 1998 he was Senior Vice President of Technical Operations for the ConvaTec division of Bristol-Myers Squibb, and from 1977 to 1995 he held increasingly senior positions with Bausch & Lomb and Abbott Laboratories. Mr. Tardugno holds a B.S. degree, Biology major, from St. Bonaventure University and completed the Harvard Business School, Program for Management Development.

Executive Officers

        Following are the biographical summaries for each of the Company's executive officers. Each executive officer is elected by, and serves at the pleasure of, the Board of Directors.

        Mr. Michael H. Tardugno.    Mr. Tardugno's biographical information appears above under the heading "Continuing Class III Directors (Term Expires in 2010)."

        Mr. Sean F. Moran.    Mr. Moran joined Celsion in December 2008 as its Senior Vice President and Chief Financial Officer. Immediately prior to joining the Company, Mr. Moran, age 50, served as the first Chief Financial Officer and Vice President of Finance and Administration of Transport Pharmaceuticals, Inc., an emerging life science corporation, from 2006 through 2008. Prior to that he served as the Chief Financial Officer and Vice President of Finance and Administration for several public companies: Sontra Medical Corporation, from 2002 until 2006; Satcon Technology Corporation, from 2000 until 2002; and Anika Therapeutics, from 1993 until 2000. Mr. Moran is a Certified Public Accountant and earned a B.S. in Business Administration in 1980 and an M.B.A. in 1990, both from Babson College.

        Dr. Nicholas Borys, MD.    Dr. Borys joined Celsion on October 1, 2007 as Vice President and Chief Medical Officer of the Company. In this position Dr. Borys manages the clinical development program for Celsion. Dr. Borys has accumulated extensive experience in all phases of pharmaceutical development with a focus in oncology. Immediately prior to joining Celsion, Dr. Borys served as Chief Medical Officer of Molecular Insight Pharmaceuticals, Inc., a molecular imaging and nuclear oncology pharmaceutical start-up company, from 2004 until 2007. From 2002 until 2004 he served as the Vice President and Chief Medical Officer of Taiho Pharma USA, a Japanese start-up oncology therapeutics company. Prior to that he held increasingly senior positions at Cytogen Corporation, Anthra Pharmaceuticals, Inc., Amersham Healthcare, Inc. and Hoffmann La-Roche Inc. Dr. Borys attended Rutgers University and holds an M.D. Degree from American University of the Caribbean.

COMMITTEES OF THE BOARD OF DIRECTORS

        The Board of Directors presently maintains separately designated Audit, Compensation, and Nominating and Governance Committees. The Audit Committee's principal responsibilities are to review financial statements and reports filed by the Company with the SEC, select annually a firm of independent accountants to conduct the annual audit of the Company's financial statements, assess the independence of the Company's independent auditors and meet with the independent auditors from time to time in order to review the Company's general policies and procedures with respect to audits, accounting and financial controls. Mr. Weaver (Chairman) and Drs. Link and Chow, each of whom is independent under the applicable rules of The NASDAQ Stock Market ("NASDAQ") and Rule 10A-3 under the Exchange Act currently serve on the Audit Committee.

        The Compensation Committee is responsible for establishing and administering the compensation policies applicable to the Company's directors, officers and key personnel, for recommending compensation arrangements to the Board of Directors and for evaluating the performance of senior management. The Compensation Committee does not delegate the authority to approve compensation policies and actions affecting the Company's Named Executive Officers or directors. The Compensation Committee applies discretion in determining compensation for the Company's executives. The Compensation Committee has not established any equity or other security ownership requirements or guidelines in respect of its executive officers. The President and Chief Executive Officer assists the Compensation Committee in evaluating the performance of other executive officers and by providing information to directors as and when requested, such as salary surveys and compensation paid by the

Company's competitors, to the extent such information is publicly available. Members of the Compensation Committee undertake to verify such information prior to referring to it in determining executive compensation. The compensation of the President and Chief Executive Officer is determined by the Compensation Committee based on the Compensation Committee's evaluation of his performance and with reference to such external or competitive data as they consider necessary.

        Drs. Pace (Chairman) and Link and Mr. Weaver currently comprise the Compensation Committee. Both Drs. Pace and Link are independent under the applicable NASDAQ rules and Rule 10A-3 under the Exchange Act.

        The Nominating and Governance Committee is responsible for identifying and recruiting new members of the Board of Directors when vacancies arise, identifying and recruiting nominees for election as directors, reconsideration of incumbent directors in connection with nominations for elections of directors and ensuring that the Board of Directors is properly constituted to meet its corporate governance obligations. The current members of the Nominating and Governance Committee are Drs. Pace and Link, each of whom is deemed to be independent under applicable NASDAQ rules.

        Each of the Audit, Compensation and Nominating and Governance Committees operates under a separate written charter. Current copies of the charters for each of these committees of the Board of Directors can be found on our website located at http://www.celsion.com.

MEETINGS OF THE BOARD AND ITS COMMITTEES

        During the fiscal year ended December 31, 2008, there were a total of seven meetings of the Board of Directors. Each director attended all of the meetings of the Board of Directors and the committees on which he served that were held during the period for which he was a director or committee member, respectively. During the fiscal year ended December 31, 2008, the Audit Committee met five times, the Compensation Committee met two times, and the Nominating and Governance committee met once.

DIRECTOR NOMINATIONS

  The Nominating and Governance Committee

        The Nominating and Governance Committee of the Board of Directors operates under a Charter adopted by the full Board of Directors on December 24, 2003 and amended on February 27, 2006, a current copy of which can be found on our website, located at http://www.celsion.com. The role of the Nominating and Governance Committee is to act on behalf of the Board of Directors to ensure that the Board of Directors and its standing committees are appropriately constituted to meet their fiduciary and corporate governance obligations. In this role, the Nominating and Governance Committee is responsible for identifying and recruiting new members of the Board of Directors when vacancies arise, identifying and recruiting nominees for election as directors and reconsidering incumbent directors in connection with nominations for elections of directors. The Nominating and Governance Committee is also charged with: (i) reviewing and recommending changes in the size and composition of the Board of Directors and its committees; (ii) developing and maintaining criteria and processes for selecting candidates for election as directors; (iii) identifying and recruiting candidates to stand for election as directors and determining whether incumbent directors should stand for reelection; (iv) ensuring that the Company and the Board of Directors operates in accordance with current best practices; (v) providing for ongoing director training and education; (vi) reporting to the Board of Directors on Nominating and Governance Committee activities; (vii) annually reviewing the Nominating and Governance Committee's performance of its responsibilities and duties; and (viii) annually reviewing the Nominating and Governance Committee Charter, the structure and the processes and membership requirements of the Nominating and Governance Committee and recommending to the Board any improvements or amendments that the Nominating and Governance Committee considers appropriate or necessary.

  Director Qualifications

        It is a policy of the Nominating and Governance Committee that candidates for director be determined to have unquestionable integrity and the highest ethical character. Candidates must demonstrate the ability to exercise sound, mature and independent business judgment in the best interests of the stockholders as a whole and may not have any interests that would, in the view of the Nominating and Governance Committee, impair their ability to exercise independent judgment or otherwise discharge the fiduciary duties owed as a director. Candidates must have experience and demonstrated achievement in one or more fields of business, professional, governmental, communal, scientific or educational endeavors which will complement the talents of the other members of the Board of Directors and further the interests of the Company, bearing in mind the composition of the Board of Directors and the current state of the Company and the biotechnical/biopharmaceutical industry generally. In particular, the Nominating and Governance Committee believes it is important for one or more members of the Board of Directors to have in-depth experience in the biotechnical/biopharmaceutical industry. The Nominating and Governance Committee has determined that one or more of its members, including the incumbent nominated to stand for reelection at the Annual Meeting, has such biotechnical/biopharmaceutical experience.

        Candidates are expected to have an appreciation of the major issues facing public companies of a size and operational scope similar to the Company, including contemporary governance concerns, regulatory obligations of a public issuer, strategic business planning, competition in a global economy, and basic concepts of corporate finance. Candidates must also have the willingness and capability to devote the time necessary to participate actively in meetings of the Board of Directors and committee meetings and related activities, the ability to work professionally and effectively with other members of the Board of Directors and Company management, and the ability and intention to remain on the Board of Directors long enough to make an effective contribution.

        In addition, in accordance with the rules of the SEC and NASDAQ, the Company requires that at least a majority of the directors serving at any time on the Board of Directors be independent, that at least three directors satisfy the financial literacy requirements for service on the Audit Committee and that at least one qualify as an "audit committee financial expert" under those rules.

        The Board of Directors has determined that Mr. Gregory Weaver is qualified to serve as the "audit committee financial expert" as defined by Item 407(d)(5) of Regulation S-K and that Drs. Link and Chow meet the financial literacy requirements under applicable SEC and NASDAQ rules. The Board of Directors has also determined that of the five currently serving directors, Drs. Max E. Link, Gary W. Pace, Augustine Chow and Mr. Gregory Weaver, are independent under applicable SEC and NASDAQ rules. Mr. Gregory Weaver acts as the chairman of our Audit Committee. Finally, among candidates who meet the foregoing criteria, the Nominating and Governance Committee also considers the Company's current and anticipated needs, including expertise, diversity and balance of inside, outside and independent directors. In considering the independence of the Director nominated for election, Dr. Pace has no relationship with the Company other than as a Director.

  Nominating and Governance Committee Process

        In selecting candidates for the Board of Directors, the Nominating and Governance Committee begins by determining whether the incumbent directors whose terms expire at the annual meeting of stockholders desire and are qualified to continue their service on the Board of Directors. Under its charter, the Nominating and Governance Committee is charged with considering incumbent directors as if they were new candidates. However, the Nominating and Governance Committee recognizes the significant value of the continuing service of qualified incumbents in promoting stability and continuity, providing the benefit of the familiarity and insight into the Company's affairs and enhancing the Board of Directors' ability to work as a collective body. Therefore, it is the policy of the Nominating and Governance Committee, absent special circumstances, to nominate qualified incumbent directors whom the Nominating and Governance Committee believes will continue to make important contributions to the Board of Directors and who consent to stand for re-election. If any member of the Board of Directors does not wish to continue in service or if the Nominating and Governance Committee or the Board of Directors decides not to re-nominate a member, there is an existing vacancy on the Board of Directors, or the Board of Directors, upon the recommendation of the Nominating and Governance Committee, elects to expand the size of the Board of Directors, the following process would be followed:

  •
  The Nominating and Governance Committee develops a profile for candidates' skills and experience, based on the criteria described above.

  •
  The Nominating and Governance Committee initiates a search, polling members of the Board of Directors and management, and retaining a search firm if the Nominating and Governance Committee deems this appropriate.

  •
  The Nominating and Governance Committee has a policy with respect to stockholders' suggestions for nominees for directorships. Under this policy, stockholder nominees are given identical consideration as nominees identified by the Nominating and Governance Committee. The process by which stockholders may submit potential nominees is described below under "Stockholder Recommendation Process."

  •
  The Nominating and Governance Committee then determines the eligibility and suitability of any candidate based on the criteria described above and the Nominating and Governance Committee's search profile.

  •
  The Chairman of the Board of Directors and at least one member of the Nominating and Governance Committee interview prospective candidate(s) who satisfy the qualifications described above.

  •
  The Nominating and Governance Committee offers other members of the Board of Directors the opportunity to interview the candidate(s) and then meets to consider and approve the final candidate(s).

  •
  The Nominating and Governance Committee seeks endorsement of the final candidate(s) from the full Board of Directors.

  •
  The final candidate(s) are nominated by the Board of Directors for submission to a stockholder vote or elected to fill a vacancy.

        To date, the Nominating and Governance Committee has not received any recommendations from stockholders and has not retained a search firm to aid in the identification or evaluation of potential nominees.

  Stockholder Recommendation Process

        The Nominating and Governance Committee will consider director candidates recommended by stockholders, provided that the stockholder making the recommendation follows the procedure set forth below. Stockholder recommendations should be submitted to the Company in writing, as follows:

  Corporate Secretary
  Celsion Corporation
  10220-L Old Columbia Road
  Columbia, Maryland 21046-2391

        Suggestions received by the Secretary before December 2, 2009 will be considered by the Nominating and Governance Committee for nomination and election at the 2010 annual meeting of stockholders.

        A stockholder's notice to the Secretary must set forth:

  (a)
  as to each stockholder-proposed nominee:

  (i)
  the name, age, business address and residence address of the nominee;

  (ii)
  the principal occupation or employment of the nominee;

  (iii)
  an undertaking to provide a completed director's and officer's questionnaire in the form required by the Company within two weeks of the submission;

  (iv)
  a statement as to the nominee's citizenship; and

  (v)
  any other information relating to the nominee that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and

  (b)
  as to the stockholder giving the notice:

  (i)
  the name and record address of the stockholder; and

  (ii)
  the number of shares of Common Stock that the stockholder beneficially owns.

        The Company or the Nominating and Governance Committee may require a stockholder who proposes a nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility or suitability of the proposed nominee to serve as director of the Company.

  Revisions to Process

        The Nominating and Governance Committee and stockholder recommendation processes have been developed to provide a flexible framework to permit the director nomination process to move forward effectively. The Nominating and Governance Committee intends to review these processes from time to time in light of the Company's evolving needs and changing circumstances, as well as changes in legal requirements and stock exchange listing standards. The Nominating and Governance Committee may revise these processes or adopt new ones based on such periodic reviews.

STOCKHOLDER COMMUNICATIONS

        The Board of Directors has adopted a process through which interested stockholders may communicate with the Board of Directors. Stockholders who wish to send communications to the Board of Directors, or any particular director, should address such communications to Sean F. Moran, Corporate Secretary, at the Company's headquarters in Columbia, Maryland. The envelope containing any such communication should be prominently marked "To the Attention of the Board of Directors" or to a particular committee or director, and the communication should include a representation from the stockholder indicating the stockholder's address and the number of shares of the Company's Common Stock beneficially owned by the stockholder. Our Corporate Secretary is primarily responsible for monitoring communications from stockholders. Depending upon the content of a particular communication, as he deems appropriate, our Corporate Secretary will: (i) forward the communication to the director, directors or committee to whom it is addressed; (ii) attempt to handle the inquiry directly, for example where it is a request for information about the Company or it is a stock-related matter; or (iii) not forward communications such as solicitations, junk mail and obviously frivolous or inappropriate communications. At each meeting of the Board of Directors, the Corporate Secretary will present a summary of all communications, whether or not forwarded, received since the last meeting and will make those communications available to the directors on request.

 BOARD ATTENDANCE

        The Board of Directors strongly encourages all directors, to the extent reasonable and practicable, to attend the Company's annual meetings of stockholders in person. All of the current Board members were present at last year's annual meeting.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee operates under a written charter as amended and restated effective May 4, 2007. A copy of the charter is available on our web site, located at http://www.celsion.com. Additional copies of the charter are available upon written request to the Company. All members of the Audit Committee meet the independence standards established by the SEC and NASDAQ. In addition, the Board of Directors has made the affirmative determination that none of the independent directors has a material relationship with the Company and that the Audit Committee members meet the additional independence requirements set forth in Rule 10A-3 under the Exchange Act.

        The Audit Committee assists the Board in fulfilling its responsibility to oversee management's implementation of the Company's financial reporting process. In discharging its oversight role, the Audit Committee reviewed and discussed the audited financial statements contained in the Company's 2008 Annual Report on Form 10-K with the Company's management and the Company's independent registered public accounting firm. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The Company's independent registered public accounting firm is responsible for expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.

        The Audit Committee met privately with the Company's independent registered public accounting firm and discussed issues deemed significant by the independent registered public accounting firm, including those required by Statement on Auditing Standards No. 114 (The Auditor's Communication with those Charged with Governance), as amended. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company and its management, including the matters in the written disclosures and the letter received from the independent registered public accounting firm as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence, and considered whether the provision of non-audit services by the independent registered public accounting firm was compatible with maintaining the independent registered public accounting firm's independence. The Audit Committee also met with the independent registered public accounting firm, with and without management present, to discuss the results of the independent registered public accounting firm's examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

        In reliance on the reviews and discussions outlined above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's 2008 Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

Members of the Audit Committee
Gregory Weaver Max E. Link Augustine Chow

EXECUTIVE COMPENSATION

2008 SUMMARY COMPENSATION TABLE

        The following table sets forth the aggregate cash and other compensation paid, for the year ended December 31, 2008, to the Company's Chief Executive Officer and each of its other executive officers whose annual salary and non equity incentive compensation for the fiscal year ended December 31, 2008 exceeded $100,000 (the "Named Executive Officers").

Name and Principal Position	Year	Salary ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation	Total ($)
			(note 1)	(note 1)	(note 2)
Michael H. Tardugno (3)(4)	2008	350,000	40,333	241,750	85,750	47,256	766,089
President and Chief Executive Officer	2007	307,615	40,333	186,472	155,000	140,000	829,420
Nicholas Borys(5)	2008	281,071	27,500	120,031	34,563	24,770	487,935
Vice President & Chief Medical Officer	2007	72,692	—	—	23,625	5,550	101,867

(1)
Amounts reported in the above table for Stock Awards and Option Awards represent the compensation cost recorded in the Company's financial statements for the year ended December 31, 2008, as determined in accordance with FASB Statement No. 123(R), Share-Based Payment. The Company uses the Black-Scholes method of estimating the fair value of stock options granted to employees and directors. See Management's Discussion and Analysis and Footnotes 1 and 10 to the Company's financial statements, all of which are included in the Company's 2008 Annual Report on Form 10-K, for assumptions used in determining the fair values of stock option awards using the Black-Scholes method.

(2)
Non-equity incentive compensation plan awards for 2008 were paid during the first quarter of 2009, in respect of 2008 performance and non-equity incentive compensation plan awards for 2007 were paid during the first quarter of 2008, in respect of 2007 performance.

(3)
Mr. Tardugno's other compensation for 2008 consists of a gross up allowance of $44,900 for taxes owed on the $140,000 relocation allowance paid to Mr. Tardugno in 2007 and a $2,356 401(k) matching contribution.

(4)
Mr. Tardugno's other compensation for 2007 consists of a relocation allowance.

(5)
Dr. Borys' other compensation consists of a $22,500 temporary living allowance and a $2,270 401(k) matching contribution.

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE

  Employment Agreements

        We have recently entered into a new employment agreement, effective March 1, 2009, with Mr. Michael H. Tardugno, which supersedes our previous employment agreement with Mr. Tardugno and pursuant to which Mr. Tardugno continues to serve as our President and Chief Executive Officer. Subject to earlier termination pursuant to the terms of the agreement, the initial term of the agreement shall end on January 1, 2013 with automatic one (1) year renewals thereafter, unless either party provides a notice of non-renewal. Mr. Tardugno's employment agreement provides for an initial annual base salary of $360,500, subject to annual adjustment by the Board of Directors of the Company or the Compensation Committee (the "Base Salary"). Mr. Tardugno is also eligible for an annual performance bonus from the Company, pursuant to the Company's management incentive bonus program, or policy or practice of the Board or its Compensation Committee, in effect from time to time. The amount of such bonus will be determined by the Board or its Compensation Committee in its sole and absolute discretion and will not exceed 70% of the then-current Base Salary except pursuant to a specific finding by the Board or its Compensation Committee that a higher percentage is appropriate. Under the

Agreement, the Company agreed to grant to Mr. Tardugno, at the time of its usual annual grant to employees, annual stock options to purchase shares of the Company's common stock as the Board or its Compensation Committee shall determine.

        In the event, (A) that the Company terminates the agreement other than for "cause" (as defined in the agreement) or (B) Mr. Tardugno terminates the agreement upon the occurrence of (i) a material adverse change in his duties or authority; (ii) a situation in which he is no longer at least one of the President or the Chief Executive Officer of the Company; (iii) a bankruptcy filing or similar action by or against the Company; or (iv) another material breach of the Agreement by the Company (each, a "Triggering Event"), Mr. Tardugno will be entitled to receive a severance payment equal to his base annual salary at the time of termination (the "Reference Amount"), payable in accordance with the Company's normal payroll practices and may exercise any vested options within one (1) year of his termination date, after which time any unexercised options shall be forfeited.

        In the event of termination of his employment upon a Triggering Event within two years following a "change in control" (as described below), or, if within such two-year period (i) there is a material adverse change in his compensation or benefits, or (ii) any successor to the Company does not assume the Company's obligation under the agreement, and he terminates his employment, Mr. Tardugno is entitled to a lump sum severance payment equal to the Reference Amount and any previously unvested options granted to Mr. Tardugno and covered by the employment agreement shall immediately vest and become and remain fully exercisable through their original terms and otherwise in accordance with their respective original terms. The agreement also provides that such severance is payable following a change in control if Mr. Tardugno elects to terminate his employment for any reason or no reason commencing with the sixth and ending with the twelfth month following the change in control. Under the agreement, a "change in control" is deemed to occur: (i) if any person becomes the direct or indirect beneficial owner of more than 50% of the combined voting power of the Company's then-outstanding securities; (ii) there is a change in a majority of the directors in office during any twenty-four (24) month period; (iii) the Company engages in a recapitalization, reorganization, merger, consolidation or similar transaction after which the holders of the Company's voting securities before the transaction do not continue to hold at least 50% of the voting securities of the Company or its successor after the transaction; or (iv) upon the complete liquidation or dissolution of the Company or the sale or other disposition of substantially all of its assets after which the holders of the Company's voting securities before such sale or disposition do not continue to hold at least 50% of the voting securities of the Company or its successor after such sale or disposition.

        In the event that Mr. Tardugno is terminated for cause or is receiving severance payments contemplated under the employment agreement, Mr. Tardugno shall, among other things, not provide any services, directly or indirectly, to any other business or commercial entity in the Company's "Field of Interest" (as such term is defined in his employment agreement), solicit any customers or suppliers of the Company, directly or indirectly, or employ or seek to employ an employee of the Company for a period of two years following the date of termination. In addition, at no time during the term of the employment agreement or thereafter will Mr. Tardugno knowingly make any written or oral untrue statement that disparages the Company in communications with any customer, client or the public. Mr. Tardugno is also subject to confidentiality provisions in his employment agreement.

        The Company and Dr. Borys entered into an employment offer letter on August 23, 2007, pursuant to which Dr. Borys agreed to serve as the Vice President and Chief Medical Officer of the Company. Under the terms of the offer letter, the Company agreed to pay Dr. Borys an annual starting salary of $270,000, subject to annual review. Dr. Borys is also eligible for an annual bonus, with a target of 35% of his annual base salary, conditioned on his and the Company's performance against key performance objectives, and annual discretionary stock option awards. The Company also agreed to provide Dr. Borys with a monthly housing allowance of $2,000 (subject to actual housing costs) for the first 18 months of employment or a relocation allowance, if Dr. Borys chose to relocate to the Columbia, Maryland area. Mr. Borys' employment with the Company is "at-will".

  Material Terms of Option Grants and Grants of Restricted Stock

        Mr. Tardugno was issued an option to purchase 75,000 shares of Common Stock on February 19, 2008 at an exercise price of $5.50 per share. This option vests over four years. Nicholas Borys was issued an option to purchase 25,000 shares of Common Stock on February 19, 2008 at an exercise price of $5.50 per share. This option vests over four years. Dr. Borys was issued a restricted stock grant for 5,000 shares on February 19, 2008 that vested immediately. Mr. Moran was granted options on December 8, 2008 to purchase 100,000 shares of Common Stock at an exercise price of $3.00 per share. The options vest in three equal installments on January 1, 2009, January 1, 2010 and January 1, 2011.

  Material Terms of Non-Equity Incentive Awards

        The Company has an incentive compensation plan in which all members of senior management participate. The plan is performance driven based on objectives that are established annually by mutual agreement of management and the Compensation Committee. The objectives are operational in nature and include completion of development projects, fund raising, cost controls, business development and profit and loss goals. They may from time to time include share price objectives, however, as all of the operating objectives are ultimately directed at creating shareholder value. The objectives are designed to achieve timely and efficient product development including completion of clinical studies and regulatory approvals. Executives are individually evaluated for their contribution to the Company's achievement of these objectives. Payouts under this plan, which can be as high as 70% of the base salary for the C.E.O., can be in cash or restricted stock with various vesting provisions. This component of compensation is provided, among other reasons, to create incentives for executives to meet short and medium term performance goals of the Company, without regard to the stock price. Objectives are weighted in terms of overall importance to meeting the Company's operating plan and the amount of the reward is determined on a sliding scale dependent on the achievement of objectives and the relative importance of the objectives achieved.

        Pursuant to his employment agreement, Mr. Tardugno is eligible for annual non-equity incentive compensation targeted as 70% of his base salary amount. On February 14, 2009, Mr. Tardugno received an annual bonus payment $85,750 representing 24% of his base salary, which was based on his and the Company's performance in 2008. For 2008, Mr. Tardugno's incentive compensation was based upon four major company objectives that were weighted as follows: progress in patient enrollment for the primary liver clinical trial (25%), commencement of a recurrent chest wall breast cancer clinical trial (20%), ensure reliability and scalability of Thermodox manufacturing process (15%), and various financial and management initiatives (40%).

        Dr. Borys is eligible for a non-equity incentive compensation targeted at 35% of his base salary. On February 14, 2009, Mr. Borys received an annual bonus of $ $23,625, representing 8.4% of is base salary amount, which was based on his and the Company's performance for 2008. For 2008, Mr. Borys' incentive compensation was based upon four major company objectives that were weighted as follows: progress in patient enrollment for the primary liver clinical trial (30%), commencement of the recurrent chest wall breast cancer clinical trial (30%), development of product pipeline (15%), and various financial and management initiatives (25%).

  All Other Compensation

        Mr. Tardugno was paid $47,256 of other compensation during 2008, which represents a gross up allowance of $44,900 for income taxes owed on the $140,000 relocation allowance paid to Mr. Tardugno in 2007 and a $2,356 401(k) matching contribution. Dr. Borys was paid $24,770 of other compensation during 2008, which represents a temporary living allowance of $22,500 and a $2,270 401(k) matching contribution.

 ADDITIONAL COMPENSATION DISCLOSURE NARRATIVE

  Retirement Benefits

        Celsion maintains a defined-contribution plan under Section 401(k) of the Internal Revenue Code. The plan covers substantially all employees over the age of 21. Participating employees may defer a portion of their pretax earnings, up to the Internal Revenue Service annual contribution limit. Commencing in the fourth quarter for 2008, the Company began making a matching contribution up to a maximum of 3% of an employee's annual salary. The match is paid for in Common Stock, which vests over a period of three years.

  Executive Perquisites

        The Company does provide perquisites to its executive officers other than those that may be called for in employment contracts. For the year ended December 31, 2008, the Company did not pay any perquisites.

  Post-Employment Compensation

        Mr. Tardugno's employment agreement provides for post-employment benefits. Please refer to the description of Mr. Tardugno's employment agreement, which contains a description of such benefits, under the heading "Employment Agreements" above.

2008 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

        The following table summarizes the unexercised options, nonvested stock and equity incentive plan awards outstanding and held by each of the Named Executive Officers as of December 31, 2008.

	Option Awards				Stock Awards
Name	No. of Securities Underlying Unexercised Options (#) Exercisable	No. of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	No. of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Michael H. Tardugno	107,500	322,500	2.42	1/3/2017
		75,000	5.50	2/19/2018
					33,333	$73,333
Nicholas Borys	25,000	50,000	6.10	9/24/2017
	—	35,000	5.50	2/19/2018

Notes:

(1)
Mr. Tardugno's stock option grants vest in four equal installments commencing on the first anniversary from the date of grant. The options set to expire on January 3, 2017 were granted on January 3, 2007, and the options set to expire on February 19, 2018 were granted on February 19, 2008. As of December 31, 2008, 33,333 shares out of a grant of 50,000 shares of restricted stock granted to Mr. Tardugno remained unvested. The unvested shares of restricted stock grant of vest in equal tranches during each of January 2009 and 2010.

(2)
Dr. Borys's stock option grants vest in four equal installments commencing on the first anniversary from the date of grant, each grant date being the date 10 years prior to the expiration date of such options.

DIRECTOR COMPENSATION

2008 DIRECTOR COMPENSATION TABLE

        The following table sets forth the cash and noncash compensation paid to the Company's directors for the year ended December 31, 2008:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)	Total ($)
Max E. Link	57,500	—	72,431	129,931
Augustine Chow	42,000	—	43,335	85,335
Gary W. Pace	42,500	—	48,675	91,175
Gregory Weaver	48,500	—	44,364	92,864
Kris Venkat	9,750	—	17,443	27,193

    (1)
    Amount presented for option awards represent the dollar amount of the compensation cost recorded in the financial statements of the Company for individual awards under SFAS 123R, Share Based Payments. The grant date fair value of stock option awards to directors during the year ended December 31, 2008 were as follows:

	Number of Options Granted	Exercise Price	Expires	Grant Date Fair Value
Max E. Link	35,000	$5.47	3/14/2018	122,827
Augustine Chow	25,000	$5.47	3/14/2018	87,773
Gary W. Pace	25,000	$5.47	3/14/2018	87,773
Gregory Weaver	25,000	$5.47	3/14/2018	87,773
Kris Venkat	25,000	$6.47	3/15/2018	87,773

    The above option grants vest in three equal tranches on March 14, 2009, 2010 and 2011.

    (2)
    The following table sets forth the aggregate number of unexercised option awards held by directors as of December 31, 2008:

Stock Options Outstanding At December 31, 2008

Name	Number of Securities Underlying Unexercised Options (#) (Exercisable)	Number of Securities Underlying Unexercised Options (#) (Unexercisable)	Option Exercise Price ($)	Option Expiration Date
Max E. Link	13,334	—	8.25	5/14/2012
	3,334	—	10.35	5/14/2012
	4,667	—	8.55	2/22/2015
	5,719	2,859	4.08	3/6/2016
	35,000	—	4.16	3/22/2017
		35,000	5.47	3/14/2018
Augustine Chow	30,000	—	4.55	3/12/2017
		25,000	5.47	3/14/2018
Gary W. Pace	3,333	—	6.45	2/6/2013
	3,666	—	8.55	2/22/2015
	2,450	1,225	4.08	3/15/2016
	25,000	—	4.16	3/22/2017
		25,000	5.47	3/14/2018
Gregory Weaver	3,333	—	5.70	8/12/2015
	3,676	—	4.08	3/15/2016
	25,000	—	4.16	3/22/2017
		25,000	5.47	3/14/2018

        During the year ended December 31, 2008, each director who was not also an officer of the Company received annual cash compensation in the amount of $25,000 payable quarterly, and an additional $1,000 for attendance at special meetings of the Board of Directors and each meeting of a committee of the Board of Directors that was not held in conjunction with a meeting of the Board of Directors. Each other non-executive director is reimbursed for his out-of-pocket costs of attending meetings of the Board of Directors and of committees of the Board of Directors. Additionally, the Chairman of the Audit Committee received an additional annual cash fee of $8,000 and the Chairman of the Compensation Committee received an additional annual cash fee of $5,000.

SECTION 162(M)

        Section 162(m) of the Internal Revenue Code provides for non-deductibility, in certain cases, of compensation paid to certain executives in excess of $1 million per year. The Company does not have a policy limiting compensation to amounts deductible under Section 162(m). The Company's compensation plans are designed so that qualified performance-based awards issued under the plans would not be subject to Section 162(m) limits. Section 162(m) limits would apply to salary, non-performance based bonuses, restricted stock awards that are not performance based and certain amounts included under "All Other Compensation" in the Summary Compensation Table.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        During fiscal 2008, the Compensation Committee of the Board of Directors was comprised of Drs. Gary W. Pace and Max E. Link and Mr. Gregory Weaver. No interlocking relationships exist between any of these members of the Compensation Committee or any executive officer of the Company and any other of the members of the Company's Board of Directors or Compensation Committee.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

        In October 2007, the Company entered into an advisory agreement with Dr. Kris Venkat, one of its then directors, pursuant to which Dr. Venkat was to provide at least 60 days of consulting services per year to the Company for an initial term lasting through August 2009. Dr. Venkat's services under this advisory agreement were in addition to his services as a director and included providing: (i) strategic business and tactical advice to the Company regarding its development, management and personnel; (ii) assistance with the Company's heat-activated liposome business; (iii) assistance with developing a financial and business development strategy and securing additional capital and/or financing, and (iv) identifying potential investors that meet the Company's objectives.

        As compensation for his consulting services, the Company was obligated to pay Dr. Venkat a fee of $55,000 per year during the term of the agreement, and upon prior approval by the Company, an additional $1,000 per day for any time expended beyond 60 days. In addition to the fees, the agreement provided for performance-based incentive options to purchase up to 15,000 shares of common stock, exercisable only if certain business development milestones were reached. The agreement also granted Dr. Venkat an option, not subject to performance conditions, for the purchase of 10,000 shares of Common Stock at a price of $5.84 per share, which expired on March 3, 2008 with the passing of Dr. Venkat.

        With the passing of Dr. Venkat, this agreement terminated effective March 2, 2008.

POLICIES AND PROCEDURES FOR REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS

        The Company has written policies and procedures in place to identify transactions with related parties that may be reportable under Item 404(a). The Company maintains a list of known related parties, including directors, executive officers, affiliated companies and others with whom the Company may transact business from time-to-time during the year. Transactions that may be reviewed for related party treatment in the Company's audited financial statements and proxy statement include the transactions involving the sale of business lines, financing or capital raising transactions, contracted research and development arrangements, contracts for clinical research and testing, and contracts outside of the normal course of business. The Audit Committee of the Board of Directors, which includes Mr. Gregory Weaver (Chairman) and Drs. Max Link and Augustine Chow, reviews and approves transactions with related parties, if any, to ensure they were performed at arm's length and in the best interests of the Company's stockholders, and have been appropriately accounted for and disclosed in the Company's audited financial statements, proxy statements and other SEC filings.

PROPOSAL NO. 2:
AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF THE COMPANY TO DECREASE THE COMPANY'S AUTHORIZED STOCK

        The Board of Directors has determined that it is advisable to decrease our authorized shares of all classes of stock from 250,100,000 to 75,100,000 and the number of authorized shares of Common Stock from 250,000,000 to 75,000,000, and has voted to recommend that the stockholders adopt an amendment to our Certificate of Incorporation effecting the proposed decreases. The text of the proposed amendment to our Certificate of Incorporation follows:

  "The first sentence of the first paragraph of Article FOURTH of the Certificate of Incorporation shall be deleted in its entirety and the following shall be substituted in lieu thereof:

    The total number of shares of all classes of stock which the Corporation shall have authority to issue is 75,100,000 shares, consisting of (i) 75,000,000 shares of Common Stock, par value $0.01 per share ("Common Stock"), and (ii) 100,000 shares of Preferred Stock, par value $0.01 per share ("Preferred Stock")."

        As of March 31, 2009, 10,156,350 shares of our Common Stock were issued and outstanding and 2,763,334 shares were reserved for issuance upon the conversion of existing securities and exercise of options granted under our 2001, 2004 and 2007 Stock Incentive Plans. A total of 1,380,443 shares of common stock are available for future issuance under our 2007 Stock Incentive Plan. The number of authorized and unreserved shares of Common Stock available for future issuance, including treasury shares, is 237,080,346. There are no shares of any other class of the Company's stock issued, outstanding, held as treasury shares, reserved for issuance or available for future issuance under any plan of the Company.

        We are asking stockholders to approve an amendment to our Certificate of Incorporation to decrease the number of authorized shares of all classes of stock from 250,100,000 to 75,100,000 and the number of authorized shares of Common Stock from 250,000,000 to 75,000,000. Our Board of Directors believes that this decrease is advisable because a reduction in the number of our authorized shares of all classes of stock will result in significantly lower franchise tax due to the State of Delaware, which is the state in which we are incorporated. The State of Delaware imposes a franchise tax on corporations that are incorporated under the laws of that state, and the franchise tax is calculated using the number of a corporation's authorized shares of all classes of stock as part of the calculation. The amount of this tax will be decreased if we reduce the number of our authorized shares of common stock. We believe that having 75,100,000 authorized shares of all classes of stock and 75,000,000 shares of Common Stock will give us sufficient flexibility for corporate purposes for the foreseeable future.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION OF THE COMPANY TO DECREASE THE COMPANY'S AUTHORIZED STOCK.

 PROPOSAL NO. 3: RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has appointed Stegman & Company ("Stegman") as the independent registered public accounting firm of the Company to audit its financial statements for the fiscal year ending December 31, 2009, and the Board requests stockholder ratification of such selection. Stegman has served as the Company's independent accountants since our 1993 fiscal year, and has advised the Company that neither Stegman nor any of its members has, or has had in the past three years, any financial interest in the Company or any relation to the Company other than as auditors and accountants.

        Representatives of Stegman are expected to be present at the Annual Meeting, will be given the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

FEES

        The following table presents fees for professional audit services rendered by Stegman for the audit of the Company's annual financial statements and review of financial statements included in the Company's Forms 10-Q for the fiscal years ended December 31, 2008 and December 31, 2007, and fees for other services rendered by Stegman during those periods:

	FISCAL YEAR 2008		FISCAL YEAR 2007
FEE CATEGORY	AMOUNT	% OF TOTAL	AMOUNT	% OF TOTAL
Audit Fees	$91,250	74	$71,500	68
Audit Related Fees	17,500	14	17,500	17
Tax Fees	7,500	6	7,000	6
All Other Fees	6.475	6	9,625	9

Total Fees	$122,725	100	$105,625	100

        Audit fees consist of fees for professional services rendered by Stegman for the audit of the Company's annual financial statements and for reviews of the quarterly financial statements included in the Company's Forms 10-Q. Tax fees consist of fees for preparation of the Company's federal and state tax returns. Audit related fees pertain to the audit for compliance with Section 404 of the Sarbanes-Oxley Act. All other fees consist of fees for attendance at the Company's annual meetings, review of registration statements and similar matters. Stegman rendered no financial information systems design and implementation services to the Company during fiscal years 2008 and 2007 and, therefore, no fees were charged for such services during those periods.

SERVICES BY EMPLOYEES OF STEGMAN & COMPANY

        No part of Stegman's engagement to audit the Company's financial statements for the fiscal year ended December 31, 2008 was attributable to work performed by persons other than Stegman's full-time, permanent employees.

AUDIT COMMITTEE POLICY ON APPROVAL OF AUDIT AND NON-AUDIT SERVICES

        It is the policy of the Audit Committee to pre-approve all audit and permissible non-audit services provided by the Company's independent accountants, in accordance with rules prescribed by the SEC. These services may include audit services, audit-related services, tax services, and other services. Pre-approval is based on a written proposal, accompanied by a cost estimate and estimated budget. The Audit Committee has delegated to its Chairman the authority to pre-approve audit and non-audit services with an estimated cost of up to $25,000, provided the exercise of such authority is reported to the Audit Committee at its next regular meeting. The Audit Committee reserves the right, from time to time, to delegate pre-approval authority to other of its members, so long as such members are independent directors.

        All of the services of Stegman during fiscal years 2008 and 2007 were approved by the Audit Committee in accordance with its pre-approval policy and the approval requirements of the SEC.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE SELECTION OF STEGMAN AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009.

        Stockholder ratification of the selection of Stegman as the Company's independent registered public accounting firm is not required by the Company's Bylaws or other applicable legal or regulatory requirements. However, the Board, upon the recommendation of the Audit Committee, is submitting the selection of Stegman to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection of Stegman, the Audit Committee will reconsider whether or not to retain that firm, or whether to retain a different firm. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

PROPOSAL NO. 4: TO ADJOURN THE ANNUAL MEETING TO ANOTHER TIME OR PLACE
FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES, IF PROPOSED

        If a quorum shall not be present or represented at the Annual Meeting or if the number of shares of Common Stock present or represented and voting in favor of a proposal is insufficient to approve such proposal, the chairman of the Annual Meeting or, if a proposal to adjourn is submitted to the stockholders, the stockholders of the Company present in person or by proxy, have the power to adjourn the Annual Meeting from time to time, without notice other than announcement at the Annual Meeting, until holders of the requisite number of shares of Common Stock shall be present or represented. At any adjourned Annual Meeting, if the relevant quorum is constituted, any business may be transacted which might have been transacted at the Annual Meeting as originally called.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO ADJOURN THE ANNUAL MEETING TO ANOTHER TIME OR PLACE FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES, IF PROPOSED.

 STOCKHOLDER NOMINATIONS AND PROPOSALS FOR
THE 2010 ANNUAL MEETING OF STOCKHOLDERS

        If a stockholder wants the Company to include a proposal in the Company's proxy statement for presentation at our 2010 annual meeting of stockholders in accordance with Rule 14a-8 promulgated by the SEC under the Exchange Act, the proposal must be received by the Company no later than December 2, 2009. Such proposals should be directed to Celsion Corporation, 10220-L Old Columbia Road, Columbia, Maryland, 21046-2391 Attention: Sean F. Moran, Secretary.

        A stockholder may also nominate directors or have other business brought before the 2010 annual meeting by submitting the nomination or proposal to the Company no later than December 2, 2009. The nomination or proposal must be delivered to the Company's executive offices at 10220-L Old Columbia Road, Columbia, Maryland, 21046-2391, Attention: Sean F. Moran, Secretary. Any stockholder considering submitting a nominee or proposal for action at our 2010 annual meeting is directed to the Company's Bylaws, which contain additional requirements as to submission of nominations for directors or proposals for stockholder action. Copies of the Bylaws may be obtained upon request to the Company's Corporate Secretary.

By Order of the Board of Directors
/s/ SEAN F. MORAN Secretary

April 1, 2009

PROXY CARD

IN CONNECTION WITH THE 2009 ANNUAL MEETING OF STOCKHOLDERS

CELSION CORPORATION

10220-L OLD COLUMBIA ROAD

COLUMBIA, MARYLAND 21046-2391

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CELSION CORPORATION

The undersigned stockholder of Celsion Corporation (the “Company”) hereby appoints Michael H. Tardugno and Sean F. Moran, and each of them, as lawful attorneys and proxies, with full power of substitution in each of them, for and in the name of the undersigned, to represent the undersigned and vote, as designated below, all shares of the Common Stock of the Company which the undersigned is entitled to vote on all matters, except as specifically indicated below, at the Annual Meeting of the Stockholders of the Company (the “Annual Meeting”) to be held at 10:00 a.m., local time, on Friday, May 15, 2009 at the the Baltimore Marriott Waterfront, 700 Aliceanna Street, Baltimore, MD 21202, or at any adjournment or postponement thereof. The undersigned hereby revokes any and all previous proxies with respect to the matters covered by this proxy and the voting of such shares at the Annual Meeting and acknowledges receipt of Notice of the Annual Meeting and the Proxy Statement in connection therewith (the terms of each of which are incorporated by reference herein).

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on May 15, 2009.  The Proxy Statement and Our 2008 Annual Report to Security Holders on Securities and Exchange Commission Form 10-K are available at www.proxyvote.com.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN. IF NO INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED “FOR” THE NOMINEE NAMED IN PROPOSAL NO. 1,  AND “FOR” PROPOSALS NO. 2, NO. 3 and NO. 4, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO OTHER MATTERS.

PROPOSAL NO. 1:	ELECTION OF DIRECTORS.

☐ FOR the nominee listed below	☐ WITHHOLD AUTHORITY for the nominee listed below

Nominee:   Dr. Gary Pace

PROPOSAL NO. 2:	TO APPROVE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF THE COMPANY TO DECREASE THE COMPANY’S AUTHORIZED STOCK.

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

PROPOSAL NO. 3:	TO RATIFY THE SELECTION OF STEGMAN & COMPANY AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009.

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

PROPOSAL NO. 4:	TO ADJOURN THE ANNUAL MEETING TO ANOTHER TIME OR PLACE FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES, IF PROPOSED.

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

DISCRETIONARY AUTHORITY:

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE DATE AND SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS HEREON.

Date	Signature of Owner

Additional Signature of Joint Owner (if any)

If stock is jointly held, each joint owner should sign. When signing as attorney-in-fact, executor, administrator, trustee, guardian, corporate officer or partner, please give full title.

TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS, JUST SIGN, DATE AND RETURN THIS PROXY—NO BOXES NEED BE CHECKED.

CELSION
CORPORATION 10220-L OLD COLUMBIA ROAD COLUMBIA, MARYLAND 21046-2391

VOTE BY INTERNET—www.proxyvote.com

Use the Internet to transmit your voting instructions and for election and delivery information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE—1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Celsion Corporation, c/o Broadridge Financial Solutions Inc., 51 Mercedes Way, Edgewood, NY 11717.